March 10, 2008-03-07

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Life Investors Variable Life Account A, SEC File No. 811-09747

•	Variable Protector, Registration No. 333-93567

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Life Investors Insurance Company of America (the “Company”), on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2007 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

AIM Variable Insurance Funds, SEC File No. 822-07452

Fidelity Variable Insurance Products Funds, SEC File Nos. 811-05511, 811-03329, 811-07205

Janus Aspen Series, SEC File No. 811-07736

MFS Variable Insurance Trust, SEC File No. 811-08326

Oppenheimer Variable Account, SEC File No. 811-04108

The Company understands that the Funds have filed, or will file, their annual reports with the Commission under separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Counsel

cc:	Gayle Morden

Priscilla Hechler